Exhibit 10.2

200 Milik Street, Carteret, New Jersey 07008

(732) 499-3930 • Telecopier (732) 499-6891

October 11, 2006

Mr. John T. Standley

2849 Myrtle Drive

Mechanicsburg, PA 17055

Dear John:

This letter amends the Employment Agreement dated August 23, 2005 between you and Pathmark Stores, Inc. (the “Agreement”). The Agreement shall remain in full force and effect, except that the following item in the Agreement has been amended as follows:

1.      Effective as of August 28, 2006, Section3.(e)(iii) shall be deleted in its entirety and the following inserted in lieu thereof:

“(iii) The Company shall pay or promptly reimburse the reasonable cost of temporary housing for you and your family within commuting distance of the Company’s executive offices in New Jersey.”

Please acknowledge your agreement by executing and returning this original signed amendment.

Very truly yours,

PATHMARK STORES, INC.

By: /s/ Marc A. Strassler
Marc A. Strassler
Senior Vice President

Agreed to and accepted

this 11th day of October, 2006.

/s/ John T. Standley
John T. Standley